SCHEDULE 14C INFORMATION

        Information Statement Pursuant to Section 14(c) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Check the appropriate box:

[X] Preliminary Information Statement

[ ] Confidential, For Use of the Commission Only
    (as permitted by Rule 14c-5(d)(2))

[ ] Definitive Information Statement

                                   DICUT, INC.

                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

 (1) Title of each class of securities to which transaction applies:

 (2) Aggregate number of securities to which transaction applies:

 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

 (4) Proposed maximum aggregate value of transaction:

 (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

 (1) Amount previously paid:

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                                   DICUT, INC.

                          2150 Northwest Parkway, N.E.

                                     Suite H

                             Marietta, Georgia 30067

                                 (770) 952-2654

                INFORMATION STATEMENT PURSUANT TO SECTIONS 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being mailed on or about February __, 2002 to the holders of record at the close of business on January 28, 2002, (the "Record Date") of the common stock, $0.001 par value per share (the "Common Stock") of Dicut, Inc. (the "Company"), in connection with the action by the holders of majority of the Company's issued and outstanding shares which approved an amendment to the Company's Articles of Incorporation to increase the number of authorized shares to 150,000,000 (the "Increase Amendment").

Only shareholders of record at the close of business on January 28, 2002, are entitled to notice of the action taken. There will be no vote by the shareholders of the Company on the Increase Amendment because it has already been approved by the written consent of the holders of a majority of the shares of the Company as allowed by Section 228 of the Delaware General Corporation Law. Shareholders of the Company will have no dissenters' or appraisal rights with respect to the Increase Amendment. At January 28, 2002, the Company had outstanding 18,870,000 shares of common stock, $0.001 par value, each of which was entitled to one vote. Shareholders holding 10,500,000 shares, or 55% of the outstanding shares, signed a written consent to approve the Increase Amendment on or about January 28, 2002. This Information Statement is first being mailed to shareholders on or about February __, 2002.

The reasons for the ratification and approval of the Increase Amendment are described in more detail in this Information Statement.

                         NATIONAL DATA, INC. ACQUISITION

On December 12, 2001, the Company purchased 100% of the shares of National Data Inc. in exchange for 10,500,000 restricted shares of the Company. The shares of National Data were purchased from Raj Kalra.

National Data Inc., located in Marietta, Georgia, is a Disaster Recovery and Business Continuity Company. National Data's plan is to provide data services with complimentary IT auditing services that safeguards valuable business information from avoidable natural disasters such as fires, floods, hurricanes, tornadoes, etc., as well as man made disasters such as hackers, disgruntled employees, viruses, worms and acts of terrorism. National Data's IT Auditing services will assist businesses by determining the company's business exposure, developing a recovery plan and then generating appropriate security policies. The services provided by National Data will include Secure Backup, Disaster Recovery, Monitoring and Biometric vaulting. Data will be protected and stored in a highly secure data center and all services monitored and supported 24/7 in the Network Operating Center.

The Board elected to complete the acquisition of National Data after considering a number of other acquisitions because the Board determined that National Data had good potential of becoming a profitable business at a reasonable capital cost. In order to effectively proceed with the operations of National Data, the Company must obtain financing and will be approaching financial institutions and


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

attempting to secure equity financing. However, there is no guarantee that such financing will be forthcoming.

As part of the acquisition of National Data, Inc., Pierre Quilliam resigned as chief executive officer of the Company, but remains as president and a director. Raj Kalra was appointed Chairman and Chief Executive Officer of the Company.

          AMENDMENT TO INCREASE AUTHORIZED SHARES TO 150,000,000 SHARES

The Company is presently authorized to issue 20,000,000 shares of common stock, par value $0.001 per share, of which 18,870,000 are issued and outstanding. The Company anticipates the need to issue additional shares in order to raise capital, offer employee stock option plans to attract and retain its employees, and to make one or more acquisitions of firms in the same industry. However, there are not sufficient authorized shares to accomplish those goals. Therefore, the Board of Directors has determined that it is in the best interests of the Company to increase the number of authorized shares of common stock by approving the Increase Amendment. The Increase Amendment will increase the number of authorized shares of common stock to 150,000,000. In the event the Increase Amendment is not approved, the Company will not be able to raise capital, offer employee stock option plans to attract and retain its employees, or make acquisitions of other firms in the same industry.

No vote of holders of outstanding shares of the Company, other than those shareholders who have already approved the action, is necessary for approval of the Increase Amendment. It is anticipated that the Increase Amendment will be filed of record between 21 and 25 days after this Information Statement is first mailed to shareholders. Shareholders of the Company will have no dissenters' or appraisal rights with respect to the Increase Amendment.

                              AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, files reports and other information with the Commission. The Registration Statement and such reports and other information may be inspected without charge at the Public Reference Room maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Office located at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may be obtained from the Public Reference Room of the Commission at 450 Fifth Street, N.W., Washington D.C. 20549, at prescribed rates. Information on the operation of the Public Reference Room is available by calling the Commission at 1-800-SEC-0330. In addition, the Commission maintains an Internet site where the Registration Statement and other information filed with the Commission may be retrieved, and the address of such site is http://www.sec.gov. Statements made in this Information Statement concerning the contents of any document referred to herein are not necessarily complete.

           Dated this 23rd day of January, 2002



                                              /s/ Raj Kalra
                                              --------------------------------
                                              Raj Kalra, Chairman and Chief
                                              Executive Officer


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